UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 23, 2019                                                                                   333-132456
Date of Report (Date of earliest event reported)                                           Commission File Number

SECURITY DEVICES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                             71-1050654
(State or other jurisdiction of incorporation or                             (I.R.S. Employer Identification Number)
organization)

107 Audubon Road, Bldg 2, Suite 201
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Emerging Growth Company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02           Unregistered Sales of Equity Securities

On January 23, 2019 Security Devices International, Inc. (the “Company”) made a share issuance to Paul Jensen (“Jensen”), the Company’s CEO under the employment agreement announced August 28, 2017. The Company issued 134,938 common shares at a deemed price of CAD$0.1967 per share. The Agreement provides for a quarterly payment of USD $50,000 to Jensen in shares of the Company up to June 30, 2018. Starting July 1, 2018, Jensen is to be paid $10,000 in cash per month and the balance of his remuneration in common shares of the Company. The shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company also issued shares to Bryan Ganz (“Ganz”), the Company’s President under his consulting agreement dated June 1, 2018. The Company issued 500,000 common shares for the term September 1, 2018 to November 30, 2018 for his services. The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company also issued shares to 2412457 Ontario Corp. (“2412”) (a corporation controlled by Dean Thrasher), the Company’s Executive Chairman under his consulting agreement dated June 1, 2018. The agreement provides for a monthly payment of USD $3,500 per month to 2412. The Company issued 180,000 common shares for the term October 1, 2018 to December 31, 2018 for his services. The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company also issued shares to Lisa Klein Wager (“Wager”), the Company’s General Counsel under her consulting agreement dated October 29, 2018. The Company issued 166,666 common shares for her services for the term October 29, 2018 through December 31, 2018. The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Additionally, the Company has issued 134,938 common shares to Andre J. Buys Sr. (“Buys”) pursuant to his consulting agreement dated October 15, 2018 at a deemed price of CAD$0.1967 per share, to satisfy the payment under which Buys provided engineering consulting services to the Company. The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01            Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY DEVICES INTERNATIONAL, INC.

January 23, 2019	/s/ Paul Jensen
Name: Paul Jensen
Title: Chief Executive Officer